UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 23, 2003

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

                 DELAWARE                             000-25887                         36-3681151
       (State or other jurisdiction             (Commission file number)             (I.R.S. employer
            of incorporation)                                                       identification no.)

            TEN NORTH DEARBORN                                                            60602
            CHICAGO, ILLINOIS                                                           (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On May 23, 2003, PrivateBancorp, Inc. (the "Company") announced that Michael Plaiss has been named chief investment officer and managing director of The PrivateBank and Trust Company, one of the Company's banking subsidiaries. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIVATEBANCORP, INC.


Date:  May 23, 2003                    By: /s/ Ralph B. Mandell
                                          --------------------------------------
                                           Ralph B. Mandell
                                           Chairman of the Board and Chief
                                             Executive Officer


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


                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1     Press Release dated May 23, 2003


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